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                                   EXHIBIT 4.4

                                     FORM OF
                            COMMON STOCK CERTIFICATE


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                       [FORM OF FACE OF STOCK CERTIFICATE]

                                     [LOGO]

                            EAGLE SUPPLY GROUP, INC.

Number                                                       Shares

ESG-                                                         See Reverse For
                                                             Certain Definitions

This certifies that


is the record holder of

FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, $.0001 PAR VALUE, OF

                            EAGLE SUPPLY GROUP, INC.

(hereinafter called the Corporation) transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

Witness the facsimile signatures of the Corporation's duly authorized officers.

Dated:


        CHAIRMAN OF THE BOARD AND                       EXECUTIVE VICE-PRESIDENT
        CHIEF EXECUTIVE OFFICER                         AND SECRETARY


Countersigned and Registered:
Continental Stock Transfer Trust Company

By


Authorized Signature


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                     [FORM OF REVERSE OF STOCK CERTIFICATE]

                            EAGLE SUPPLY GROUP, INC.

     The Corporation will furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM - as tenants in common     UNIF GIFT MIN ACT-__________ Custodian_______
                                                        (Cust)           (Minor)

TEN ENT - as tenants by
the entireties                            under Uniform Gifts to Minors Act


JT TEN - as joint tenants          UNIF TRF ACT-__________
         with right of             Custodian (until age ______)
         survivorship and                               (Cust)
         not as
         tenants in common         ________ under Uniform Transfer to Minor Acts
                                   (Minor)

                                   ___________________________
                                                     (State)


     Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, ___________________ HEREBY SELL, ASSIGN AND TRANSFER UNTO

Please insert social security or other
  identifying number of assignee

[                 ]_____________________________________________________________
                     (Please print or type name and address, including zip code of assigned)
________________________________________________________________________________

________________________________________________________________________________
OF THE CAPITAL STOCK REPRESENTED BY THE WITHIN CERTIFICATE, AND DO HEREBY IRREVOCABLY CONSTITUTE AND APPOINT ATTORNEY TO TRANSFER THE SAID STOCK ON THE SAID STOCK ON THE BOOKS OF THE WITHIN-NAMED CORPORATION WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.


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DATED:___________________      X________________________________________________

                               X________________________________________________
                               Notice: The signature(s) to this assignment must correspond with the names(s) as written upon the face of the certificate, in every particular, without alteration or enlargement, or any change whatsoever.


SIGNATURE GUARANTEED:___________________________________________________________
                   The signature(s) should be guaranteed by an eligible guarantor institution (banks stockbrokers, savings and loan associations and credit unions with membership in an approved signature guarantee medallion program), pursuant to S.E.C. Rule 17Ad-15